UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 13, 2010

Innovative Designs, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of Incorporation)

000-5179	03-0465528
(Commission File Number)	(IRS Employer Identification No.)

223 North Main Street, Suit 1, Pittsburgh, Pennsylvania	15215
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (412) 799-0350

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 13, 2010, we issued a press release reporting certain financial information, including preliminary revenue for the month of December 2009.   A copy of the press release is set forth as exhibit 99.1 and is incorporated herein by reference.

 The information contained in this item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following Exhibit is being filed as part of this report.

99.1        Press Release dated January 13 2010

SIGNATURES

Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:

January 15, 2010

Innovative Designs, Inc. Registrant

By:	/s/ Joseph Riccelli
Joseph Riccelli
Title:	Chief Executive Officer